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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       August 23, 2002 (August 23, 2002)


                                NTL INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


   Delaware                    0-30673                       13-4105887
(State or Other         (Commission File Number)            (IRS Employer
Jurisdiction of                                           Identification No.)
Incorporation)


                 110 East 59th Street, New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including area code: (212) 906-8440


          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description


Exhibit 99.1 Notification in Respect of Equity Rights Offering pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, dated August 23,2002

Exhibit 99.2 Notification in Respect of Noteholder Election Opinion pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, dated August 23,2002

ITEM 9.     REGULATION FD DISCLOSURE

         On August 23, 2002, pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, NTL Incorporated gave notice to the OTC Bulletin Board, on which common stock of NTL Incorporated, par value $0.01 per share (the "Common Stock"), is currently quoted, and The National Association of Securities Dealers, Inc. (the "NASD") in respect of the distribution of rights (the "Equity Rights Offering") to eligible holders of Common Stock to subscribe for shares of common stock of the new entity whose businesses will include NTL Incorporated's broadband communications operations in the United Kingdom and the Republic of Ireland in addition to certain interests in joint ventures and other operations ("New NTL"). Also on August 22, 2002, NTL Incorporated, NTL (Delaware), Inc. and NTL Communications Corp. gave notice to the NASD in respect of the distribution of a noteholder election option (the "Noteholder Election Option") to holders of 7% Convertible Subordinated Notes due 2008, 5-3/4% Convertible Subordinated Notes due 2009 and 6-3/4% Senior Notes due 2008 to subscribe for shares of common stock of New NTL. The Equity Rights Offering and the Noteholder Election Option are pursuant to, and subject to confirmation of, the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, as filed with the U.S. Bankruptcy Court on July 15, 2002. The notices pursuant to Rule 10b-17 with respect to the Equity Rights Offering and the Noteholder Election Option are attached hereto as Exhibits 99.1 and 99.2, respectively.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NTL INCORPORATED
                                        (Registrant)


                                        By: /s/ Richard J. Lubasch
                                            ------------------------------------
                                            Name:   Richard J. Lubasch
                                            Title:  Executive Vice President,
                                                    General Counsel and Counsel


Dated:  August 23, 2002


                                EXHIBIT INDEX

Exhibit No.       Description


Exhibit 99.1 Notification in Respect of Equity Rights Offering pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, dated August 23,2002

Exhibit 99.2 Notification in Respect of Noteholder Election Opionion pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, dated August 23,2002



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